UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2023

Forward Industries, Inc.

(Exact name of registrant as specified in its charter)

New York	001-34780	13-1950672
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

700 Veterans Memorial Hwy. Suite 100

Hauppauge, New York 11788

(Address of Principal Executive Office) (Zip Code)

(631) 547-3041

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FORD	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 31, 2023, the Compensation Committee of the Board of Directors (the “Board”) of Forward Industries, Inc. (the “Company”) granted each of its non-employee directors 41,580 five-year stock options exercisable at $1.03 per share, with the number of options calculated based on a Black-Scholes total fair value of $20,000 per director. The stock options will vest six months from the grant date, subject to continued service as a director of the Company on the vesting date.

In addition, on May 31, 2023, the Board appointed Kathleen Weisberg as the Company’s Chief Financial Officer, Treasurer and Secretary, replacing Mr. Anthony Camarda in each such role, effective July 1, 2023.

Since June 2020, Ms. Weisberg, 52, served as the Company’s Corporate Controller. From June 2017 to June 2020, Ms. Weisberg served as the Controller for Jungle Bob Enterprises, Inc., a reptile and aquarium product company. From December 2003 to March 2010, Ms. Weisberg served as the Senior Manager for SEC Reporting at WW International, Inc., formerly Weight Watchers International, Inc. From October 1998 to November 2003, Ms. Weisberg served as Senior Auditor and Corporate Accounting Manager for Symbol Technologies, Inc., a manufacturer and supplier of mobile data capture and delivery equipment. From January 1992 to October 1998, Ms. Weisberg was an auditor at Ernst & Young LLP.

There was no arrangement or understanding between Ms. Weisberg and any other persons pursuant to which she was selected as an officer and there are no related party transactions between the Company and Ms. Weisberg reportable under Item 404(a) of Regulation S-K.

The Company approved a compensation package of $250,000 and other benefits commensurate with her position. The Company anticipates executing a three-year employment agreement with Ms. Weisberg substantially similar to the employment agreement the prior Chief Financial Officer executed.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORWARD INDUSTRIES, INC.

Date: June 2, 2023	By:	/s/ Anthony Camarda
Name: Anthony Camarda
Title: Chief Financial Officer

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